Report Name - 10F-3

Fund - High Income Opportunity Fund

		Period : 08/01/05 through 10/31/05


                                    ID : 584
                           Issuer Name : Domtar Inc.
                                          (due 08/15/2015)
                            Trade Date : 08/02/05
                        Selling Dealer : JP Morgan
"                Total Shares Purchased : 1,230,000.00"
                        Purchase Price : $99.904
                    % Received by Fund : 0.308%
                        % of Issue (1) : 5.000%
"        Other Participant Accounts (2) : 18,770,000.00    "
"                      Issue Amount (2) : 400,000,000.00"
"          Total Received All Funds (2) : 20,000,000.00"

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.

		Report Name : 10F-3 Syndicate Supplement

                                Issuer : Domtar Inc.
                                          (due 08/15/2015)
                            Trade Date : 08/02/05
                 Joint/Lead Manager(s) : Citigroup
					 JP Morgan
                         Selling Group : N/A


		Period : 05/01/05 through 07/31/05


                                    ID : 556
                           Issuer Name : SunGard Data Systems Inc.
                                           (due 08/15/2013)
                            Trade Date : 07/27/05
                        Selling Dealer : Deutsche Bank
"                Total Shares Purchased : 775,000.00"
                        Purchase Price : $100.00
                    % Received by Fund : 0.048%
                        % of Issue (1) : 1.028%
"        Other Participant Accounts (2) : 15,675,000.00    "
"                      Issue Amount (2) : 1,600,000,000.00"
"          Total Received All Funds (2) : 16,450,000.00"

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.

		Report Name : 10F-3 Syndicate Supplement

                                Issuer : SunGard Data Systems Inc.
                                           (due 08/15/2013)
                            Trade Date : 07/27/05
                 Joint/Lead Manager(s) : Deutsche Bank Securities Inc
                                         Citigroup
					 JP Morgan
"                                         Goldman, Sachs & Co."
                                         Morgan Stanley
                                         Banc of America Securities LLC
                         Co-Manager(s) : RBC Capital Markets
                                         BNY Capital Markets
                         Selling Group : N/A


                 Period : 02/01/05 through 04/29/05

                                    ID : 264
            Issuer Name : Las Vegas Sands Corp. (due 2015)
                            Trade Date : 02/03/05
                        Selling Dealer : Goldman Sachs
"                Total Shares Purchased : 2,150,000.00"
                        Purchase Price : $99.09
                    % Received by Fund : 0.860%
                        % of Issue (1) : 16.000%
"        Other Participant Accounts (2) : 37,850,000.00    "
"                      Issue Amount (2) : 250,000,000.00"
"          Total Received All Funds (2) : 40,000,000.00"

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


 		Report Name : 10F-3 Syndicate Supplement

                                Issuer : Las Vegas Sands Corp. (due 2015)
                            Trade Date : 02/03/05
                 Joint/Lead Manager(s) : Goldman Sachs
                         Co-Manager(s) : Citigroup
					 JP Morgan Securities
					 Lehman Brothers
					 Merrill Lynch & Co
					 Scotia Capital Inc
					 UBS Financial Services Inc
                         Selling Group : N/A


				    ID : 268
                           Issuer Name : Tribal Gaming (Mohegan) 10 Yr
                                           (6 7/8 2/15/2005)
                            Trade Date : 02/03/05
                        Selling Dealer : Bank of America
"                Total Shares Purchased : 1,400,000.00"
                        Purchase Price : $100.00
                    % Received by Fund : 0.933%
                        % of Issue (1) : 13.333%
"        Other Participant Accounts (2) : 18,600,000.00"
"                      Issue Amount (2) : 150,000,000.00"
"          Total Received All Funds (2) : 20,000,000.00"

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


		Report Name : 10F-3 Syndicate Supplement

                                Issuer : Tribal Gaming (Mohegan) 10 Yr
                                           (6 7/8 2/15/2005)
                            Trade Date : 02/03/05
                 Joint/Lead Manager(s) : Bank of America Securities LLC
					 Citigroup
					 SG Croporate & Investment Banking
                         Co-Manager(s) : Calyon Securities USA Inc
					 Commerzbank AG
					 Key Capital Markets Inc
					 RBS Greenwich Capital
					 Wells Fargo Securities
                         Selling Group : N/A


 				    ID : 339
                           Issuer Name : Host Marriott
                            Trade Date : 03/03/05
                        Selling Dealer : Goldman Sachs
"                Total Shares Purchased : 1,300,000.00"
                        Purchase Price : $100.00
                    % Received by Fund : 0.200%
                        % of Issue (1) : 2.718%
"        Other Participant Accounts (2) : 16,365,000.00"
"                      Issue Amount (2) : 650,000,000.00"
"          Total Received All Funds (2) : 17,665,000.00"

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


		Report Name : 10F-3 Syndicate Supplement

                                Issuer : Host Marriott
                            Trade Date : 03/03/05
                 Joint/Lead Manager(s) : Citigroup
					 Deutsche Bank Securities Inc
					 Goldman Sachs & Co
                         Co-Manager(s) : Banc of America Securities LLC
					 Bank of New York Securities
					 Bear Stearns & Co Inc
					 Calyon New York
					 RBS Securities Corp
					 Scotia Capital Inc
					 Societe Generale
					 Wachovia Securities Inc
                         Selling Group : N/A


				    ID : 340
                           Issuer Name : Levi (Floating Rate Note)
                            Trade Date : 03/07/05
                        Selling Dealer : Bank of America
"                Total Shares Purchased : 1,925,000.00"
                        Purchase Price : $100.00
                    % Received by Fund : 0.507%
                        % of Issue (1) : 3.684%
"        Other Participant Accounts (2) : 12,075,000.00"
"                      Issue Amount (2) : 380,000,000.00"
"          Total Received All Funds (2) : 14,000,000.00"

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


		Report Name : 10F-3 Syndicate Supplement

                                Issuer : Levi (Floating Rate Note)
                            Trade Date : 03/07/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
					 Citigroup
					 Goldman Sachs & Co
					 JP Morgan
					 Scotia Capital Inc
                         Co-Manager(s) : Bear Stearns & Co Inc
					 Credit Suisse First Boston Corp
                         Selling Group : N/A


				    ID : 400
                           Issuer Name : Chesapeake Energy Corp.
					    (Mat = 1/15/16)
                            Trade Date : 04/13/05
                        Selling Dealer : Lehman Brothers
"                Total Shares Purchased : 3,625,000.00"
                        Purchase Price : $99.07
                    % Received by Fund : 0.604%
                        % of Issue (1) : 3.333%
"        Other Participant Accounts (2) : 16,375,000.00"
"                      Issue Amount (2) : 600,000,000.00"
"          Total Received All Funds (2) : 20,000,000.00"

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


		Report Name : 10F-3 Syndicate Supplement

                                Issuer : Chesapeake Energy Corp.
					    (Mat = 1/15/16)
                            Trade Date : 04/13/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
					 Credit Suisse First Boston
					 Deutsche Bank Secutities Inc
					 Lehman Brothers
					 UBS
                         Co-Manager(s) : Bear Stearns & Co Inc
					 BNP Paribas
					 Citigroup
					 Morgan Stanley
					 ABN Amro
					 Bosc Inc
					 Calyon New York
					 Comerica Inc
					 Fortis Capital Corp
					 Harris Nesbitt
					 Piper Jaffray & Co
					 RBC Dominion Securities
					 RBS Greenwich Capital
					 Sun Trust Robinson Humphrey
					 TD Securities
					 Wachovia Bank
					 Wells Fargo
                        Selling Group : N/A



		Period : 08/01/04 through 10/31/04


                                    ID : N/A
                           Issuer Name : Dresser Rand Group Inc
                                          7.375% (due 11/1/2014)
                            Trade Date : 10/14/04
                        Selling Dealer : Morgan Stanley
"                Total Shares Purchased : 650,000.00"
                        Purchase Price : $100.00
                    % Received by Fund : 0.15%
                        % of Issue (1) : 1.57%
"        Other Participant Accounts (2) : 6,540,000.00    "

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.

		Report Name : 10F-3 Syndicate Supplement

                                Issuer : Dresser Rand Group Inc
                                          7.375% (due 11/1/2014)
                            Trade Date : 10/14/04
                 Joint/Lead Manager(s) : Morgan Stanley
					 Citigroup
					 UBS
                         Co-Manager(s) : Bear Stearns & Co Inc
					 Natexis Bankque
                         Selling Group : N/A